UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 7, 2017

ATHENE HOLDING LTD.
(Exact name of registrant as specified in its charter)

	Bermuda	001-37963	98-0630022
	(State or other jurisdiction of	(Commission	(I.R.S. Employer
	incorporation or organization)	file number)	Identification Number)

96 Pitts Bay Road
Pembroke, HM08, Bermuda
(Address of principal executive offices and zip code)

(441) 279-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Following shareholder approval of an amendment to the bye-laws of Athene Holding Ltd. (the "Company"), as discussed under proposal 14 of Item 5.07 below, on June 8, 2017, the Company entered into that certain Fifth Amended and Restated Fee Agreement (the "Fee Agreement"), effective January 1, 2017, between it and Athene Asset Management, L.P. ("AAM"). The terms of the Fee Agreement are described in the Company's current report on Form 8-K, filed with the Securities and Exchange Commission on March 15, 2017 under Item 8.01.

In connection with the Company's entry into the Fee Agreement, AAM entered into addenda to three master sub-advisory agreements (collectively, the "Sub-Advisory Amendments") as follows: (i) Master Sub-Advisory Agreement Addendum Two, dated June 8, 2017, by and among AAM, Apollo Capital Management, L.P., Apollo Global Real Estate Management, L.P., ARM Manager LLC, Apollo Longevity, LLC, Apollo Royalties Management, LLC and Apollo Emerging Markets, LLC (the "DE Sub-Advisory Agreement") ; (ii) Master Sub-Advisory Agreement Addendum Two, dated June 8, 2017, by and among AAM, Apollo Capital Management, L.P., Apollo Global Real Estate Management, L.P., ARM Manager LLC, Apollo Longevity, LLC and Apollo Emerging Markets, LLC (the "IA Sub-Advisory Agreement"); and (iii) Master Sub-Advisory Agreement Addendum One, dated June 8, 2017, by and among AAM, Apollo Capital Management, L.P., Apollo Global Real Estate Management, L.P., ARM Manager LLC and Apollo Longevity, LLC (the "NY Sub-Advisory Agreement"). The terms of these addenda are described in the Company's quarterly report on Form 10-Q, filed with the Securities and Exchange Commission on May 11, 2017.

AAM is a subsidiary of Apollo Global Management, LLC ("Apollo"). Apollo, together with its affiliates and certain funds for which Apollo or its subsidiaries is the managing member or general partner, collectively hold 45% of the aggregate voting power of the Company's equity securities, subject to certain adjustments, and Apollo employees serve on the Company's board of directors.

The foregoing description of the Fee Agreement is not complete and is qualified in its entirety by reference to the Fifth Amended and Restated Fee Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The foregoing descriptions of the DE Sub-Advisory Agreement, the IA Sub-Advisory Agreement and the NY Sub-Advisory Agreement are not complete and are qualified in their entirety by reference to the respective Sub-Advisory Amendments, which are filed as Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4 hereto, respectively, and are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 8, 2017, amendments to the Company's bye-laws became effective upon the execution of the Fee Agreement and the Sub-Advisory Amendments, after such bye-law amendments had been approved at the Company's annual general meeting (the "AGM") of the holders of Class A and Class B common shares (collectively, the "Shareholders"). The bye-law amendments are described in the Company's current report on Form 8-K, filed with the Securities and Exchange Commission on March 15, 2017 under Item 8.01.

The foregoing description of the bye-law amendments is not complete and is qualified in its entirety by reference to the Tenth Amended and Restated Bye-Laws of the Company, which are filed as Exhibit 3.1 hereto in redline form showing the amendments referred to above, and as Exhibit 3.2 hereto in unmarked form, and are incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders

The AGM of the Shareholders of the Company was held on June 7, 2017. The following proposals were submitted to the Shareholders at the AGM:

1.	The election of directors of the Company for varying terms based upon the class to which the director is a member

2.	The authorization of the election of directors of Athene Life Re Ltd. ("ALRe") at the 2017 annual general meeting of ALRe

3.	The authorization of the election of directors of AGER Bermuda Holding Ltd. ("AGER") at the 2017 annual general meeting of AGER

4.	The authorization of the election of directors of Athene Bermuda Employee Company Ltd ("ABEC") at the 2017 annual general meeting of ABEC

5.	The authorization of the election of directors of Athene IP Holding Ltd. ("AIPH") at the 2017 annual general meeting of AIPH

6.	The authorization of the election of directors of Athene IP Development Ltd. ("AIPD") at the 2017 annual general meeting of AIPD

7.	The appointment of the Company's independent auditor PricewaterhouseCoopers LLP ("PwC")

8.	The referral of the remuneration of PwC to the audit committee of the board of directors

9.	The non-binding advisory vote on say on pay

10.	The non-binding advisory vote on say on pay frequency

11.	The approval of the Company's employee stock purchase plan (the "ESPP")

12.	The approval of the incorporation of an advisory board of Athene Deutschland Anlagemanagement GMBH ("ADAM") and the election of the members thereof

13.	The approval of remuneration amounts for the supervisory board members of Athene Lebensversicherung AG ("ALV")

14.	The approval of an amendment to the Company's bye-laws relating to the termination of certain investment management agreements

For more information about the foregoing proposals, see the Company's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 20, 2017 (the "Proxy Statement").

The Company's Class B common shares currently represent, in aggregate, 45% of the total voting power of the Company's equity securities, subject to certain adjustments that are described in the Company's bye-laws. The Company's Class A common shares currently account for the remaining 55% of the aggregate voting power of the Company's equity securities, subject to certain adjustments that are described in the Company's bye-laws. Holders of Class A common shares and holders of Class B common shares voted together as a single class on all matters (including the election of directors) submitted to a vote of shareholders at the AGM. Shareholders voted as follows on the matters presented for a vote. As contemplated by the Proxy Statement, votes shown below have been adjusted in accordance with the restrictions and other adjustments to the voting power of the Class A common shares and Class B common shares in the Company's bye-laws, provided that the number of broker non-votes is expressed in unadjusted share amounts.

1.	The nominees for election to the board of directors of the Company were elected, for the terms specified, based upon the following votes:

Nominee	Term	For	Against	Abstain	Broker Non-Votes
H. Carl McCall	2018 AGM	107,850,496.97	8,016.70	6,706.80	8,459,018.81
Brian Leach	2019 AGM	107,857,426.66	1,087.01	6,706.80	8,459,018.81
Lawrence Ruisi	2020 AGM	107,751,824.82	106,688.85	6,706.80	8,459,018.81
Hope Taitz	2020 AGM	106,828,954.13	1,029,559.54	6,706.80	8,459,018.81
Arthur Wrubel	2020 AGM	107,850,756.37	7,757.30	6,706.80	8,459,018.81

2.
The nominees for election to the board of directors of ALRe were authorized for election at the 2017 annual general meeting of ALRe, each for a one year term, or such other period of time as permitted by ALRe's constituent documents, based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
James Belardi	107,757,595.48	106,611.03	1,013.96	8,459,018.81
Robert Borden	107,749,743.44	108,523.18	6,953.84	8,459,018.81
Frank Gillis	107,752,066.76	106,392.39	6,761.32	8,459,018.81
Gernot Lohr	107,757,743.71	106,611.03	865.73	8,459,018.81
Hope Taitz	107,751,756.88	106,509.74	6,953.84	8,459,018.81
William Wheeler	107,752,066.76	106,392.39	6,761.32	8,459,018.81

3.
The nominees for election to the board of directors of AGER were authorized for election at the 2017 annual general meeting of AGER, each for a one year term, or such other period of time as permitted by AGER's constituent documents, based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Frank Gillis	107,752,066.76	106,392.39	6,761.32	8,459,018.81
Tab Shanafelt	107,751,578.84	106,509.74	7,131.89	8,459,018.81
William Wheeler	107,751,696.19	106,392.39	7,131.89	8,459,018.81

4.
The nominees for election to the board of directors of ABEC were authorized for election at the 2017 annual general meeting of ABEC, each for a one year term, or such other period of time as permitted by ABEC's constituent documents, based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Frank Gillis	107,751,696.19	106,392.39	7,131.89	8,459,018.81
Tab Shanafelt	107,751,578.84	106,509.74	7,131.89	8,459,018.81
William Wheeler	107,751,696.19	106,392.39	7,131.89	8,459,018.81

5.
The nominees for election to the board of directors of AIPH were authorized for election at the 2017 annual general meeting of AIPH, each for a one year term, or such other period of time as permitted by AIPH's constituent documents, based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Frank Gillis	107,751,845.65	106,392.39	6,982.42	8,459,018.81
Tab Shanafelt	107,751,578.84	106,509.74	7,131.89	8,459,018.81
William Wheeler	107,751,696.19	106,392.39	7,131.89	8,459,018.81

6.
The nominees for election to the board of directors of AIPD were authorized for election at the 2017 annual general meeting of AIPD, each for a one year term, or such other period of time as permitted by AIPD's constituent documents, based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Deepak Rajan	107,751,949.41	106,509.74	6,761.32	8,459,018.81
Tab Shanafelt	107,751,578.84	106,509.74	7,131.89	8,459,018.81
William Wheeler	107,751,696.19	106,392.39	7,131.89	8,459,018.81

7.	The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2017 was approved based on the following votes:

Votes for approval: 107,858,761.78
Votes against: 0
Abstentions: 6,458.68
Broker non-votes: 8,459,018.81

8.	The proposal to refer the remuneration of PwC to the audit committee of the board of directors of the Company was approved based on the following votes:

Votes for approval: 107,857,386.96
Votes against: 1,335.29
Abstentions: 6,498.21
Broker non-votes: 8,459,018.81

9.	The proposal requesting a non-binding advisory vote on the compensation of the Company's named executive officers received the following votes:

Votes for approval: 106,808,736.33
Votes against: 1,055,799.81
Abstentions: 684.32
Broker non-votes: 8,459,018.81

10.	The proposal requesting a non-binding advisory vote on the frequency of advisory votes regarding the compensation of the Company's named executive officers received the following votes:

One Year	Two Years	Three Years	Abstain
103,972,681.33	2,107,430.09	1,748,430.82	36,678.22

11.	The proposal to approve the Company's ESPP was approved based on the following votes:

Votes for approval: 107,838,951.78
Votes against: 19,686.48
Abstentions: 6,582.21
Broker non-votes: 8,459,018.81

12.	The proposal to incorporate an advisory board of ADAM was approved based on the following votes:

Votes for approval: 107,751,354.03
Votes against: 106,950.72
Abstentions: 6,915.72
Broker non-votes: 8,459,018.81

The nominees for election to the advisory board of ADAM were authorized for election by the sole shareholder of ADAM, each for a one year term, or such other period of time as permitted by ADAM's constituent documents or applicable law, based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Deepak Rajan	107,751,397.26	107,308.94	6,514.27	8,459,018.81
Ralf Schmitt	107,751,600.01	106,913.66	6,706.80	8,459,018.81
Michael Solf	107,751,600.01	106,913.66	6,706.80	8,459,018.81
Mark Suter	107,751,791.30	106,913.66	6,515.50	8,459,018.81

13.	The proposal to approve the remuneration amounts for the supervisory board members of ALV was approved based on the following votes:

Votes for approval: 107,842,787.20
Votes against: 21,678.53
Abstentions: 754.73
Broker non-votes: 8,459,018.81

14.	The proposal to amend the Company's bye-laws was approved based on the following votes:

Votes for approval: 107,856,061.55
Votes against: 2,397.60
Abstentions: 6,761.32
Broker non-votes: 8,459,018.81

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

3.1	Tenth Amended and Restated Bye-Laws of Athene Holding Ltd., effective June 8, 2017, redlined for amendments effective June 8, 2017

3.2	Tenth Amended and Restated Bye-Laws of Athene Holding Ltd., effective June 8, 2017

10.1	Fifth Amended and Restated Fee Agreement, dated June 8, 2017, between Athene Holding Ltd. and Athene Asset Management, L.P. ("AAM")

10.2
Master Sub-Advisory Agreement Addendum Two, dated June 8, 2017, by and among AAM, Apollo Capital Management, L.P., Apollo Global Real Estate Management, L.P., ARM Manager LLC, Apollo Longevity, LLC, Apollo Royalties Management, LLC and Apollo Emerging Markets, LLC

10.3
Master Sub-Advisory Agreement Addendum Two, dated June 8, 2017, by and among AAM, Apollo Capital Management, L.P., Apollo Global Real Estate Management, L.P., ARM Manager LLC, Apollo Longevity, LLC and Apollo Emerging Markets, LLC

10.4	Master Sub-Advisory Agreement Addendum One, dated June 8, 2017, by and among AAM, Apollo Capital Management, L.P., Apollo Global Real Estate Management, L.P., ARM Manager LLC and Apollo Longevity, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATHENE HOLDING LTD.

Date: June 8, 2017	/s/ John L. Golden
John L. Golden
Executive Vice President, Legal

EXHIBIT INDEX

Exhibit No.	Description

3.1	Tenth Amended and Restated Bye-Laws of Athene Holding Ltd., effective June 8, 2017, redlined for amendments effective June 8, 2017

3.2	Tenth Amended and Restated Bye-Laws of Athene Holding Ltd., effective June 8, 2017

10.1	Fifth Amended and Restated Fee Agreement, dated June 8, 2017, between Athene Holding Ltd. and Athene Asset Management, L.P. ("AAM")

10.2
Master Sub-Advisory Agreement Addendum Two, dated June 8, 2017, by and among AAM, Apollo Capital Management, L.P., Apollo Global Real Estate Management, L.P., ARM Manager LLC, Apollo Longevity, LLC, Apollo Royalties Management, LLC and Apollo Emerging Markets, LLC

10.3
Master Sub-Advisory Agreement Addendum Two, dated June 8, 2017, by and among AAM, Apollo Capital Management, L.P., Apollo Global Real Estate Management, L.P., ARM Manager LLC, Apollo Longevity, LLC and Apollo Emerging Markets, LLC

10.4	Master Sub-Advisory Agreement Addendum One, dated June 8, 2017, by and among AAM, Apollo Capital Management, L.P., Apollo Global Real Estate Management, L.P., ARM Manager LLC and Apollo Longevity, LLC